EXCHANGE TRADED CONCEPTS TRUST

Yorkville High Income MLP ETF

(the “Fund”)

Supplement dated May 1, 2012

to the

Summary Prospectus (“Summary Prospectus”) dated March 12, 2012

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective immediately, Exchange Traded Concepts, LLC (“ETC”) has moved to a new location. Accordingly, all references to ETC’s address are hereby replaced with the following:

2545 S. Kelly Avenue, Suite C

Edmond, Oklahoma 73013

Effective immediately, the first paragraph of the Summary Prospectus is deleted and replaced with the following:

Before you invest, you may want to review the Fund's complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.yetfs.com/investor_materials. You can also get this information at no cost by calling 1-855-YES-YETF, by sending an e-mail request to YETFS@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's Prospectus and Statement of Additional Information, both dated March 12, 2012, as supplemented May 1, 2012, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

YCM-SK-002-0100